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PULITZER EXHIBIT 10.43                                               EXHIBIT D-1



                                AMENDMENT 2002-1
                                     OF THE
                          JOSEPH PULITZER PENSION PLAN


     The Joseph Pulitzer Pension Plan ("Plan") is amended in the manner set forth below, effective as of June 1, 2002.


     1.   Section 4.07(a) of the Plan is amended to read as follows:

          "(a) Suspension on Re-Employment. Benefit payments under the Plan will be suspended for each calendar month following a Participant's Annuity Starting Date during which the Participant completes more than 72.5 Hours of Service with the Company or an Affiliate, or, if the actual number of Hours of Service is not determined, during which such Participant performs at least five Hours of Service on each of eleven or more days (or separate work shifts). The Administrative Committee may amend the time periods set forth in the preceding sentence to avoid suspension of benefits for other Participants who return to work for the Company or an Affiliate following an earlier termination of employment and who, during the period of re-employment, are not entitled to participate in the Plan or in the Pulitzer Inc. Pension Plan or the Pulitzer Inc. Cash Balance Plan."


     2. The first sentence of Section 4.07(b) of the Plan is amended to read as follows:

          "Payments suspended in accordance with this Section shall resume no later than the first day of the third calendar month following the calendar month in which the Participant again fails to complete more than 72.5 Hours of Service with the Company or an Affiliate or to perform at least five Hours of Service on each of eleven or more days or separate work shifts."



                                                  PULITZER INC.



     Dated: July 24, 2002                         By: /s/ ALAN G. SILVERGLAT
           ------------------------------            --------------------------
                                                      Senior Vice-President-
                                                      Finance
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                                                                     EXHIBIT D-2


                                AMENDMENT 2002-1
                                     OF THE
                           PULITZER INC. PENSION PLAN

     The Pulitzer Inc. Pension Plan ("Plan") is amended in the manner set forth below, effective as of June 1, 2002.

     1.   Section 4.05(a) of the Plan is amended to read as follows:

          "(a) Suspension on Re-Employment. Benefit payments under the Plan will be suspended for each calendar month following a Participant's Annuity Starting Date during which the Participant completes more than 72.5 Hours of Service with the Company or an Affiliate, or, if the actual number of Hours of Service is not determined, during which such Participant performs at least five Hours of Service on each of eleven or more days (or separate work shifts). The Administrative Committee may amend the time periods set forth in the preceding sentence to avoid suspension of benefits for other Participants who return to work for the Company or an Affiliate following an earlier termination of employment and who, during the period of re-employment, are not entitled to participate in the Plan or in the Joseph Pulitzer Pension Plan or the Pulitzer Inc. Cash Balance Plan."


     2. The first sentence of Section 4.05(b) of the Plan is amended to read as follows:

          "Payments suspended in accordance with this Section shall resume no later than the first day of the third calendar month following the calendar month in which the Participant again fails to complete more than 72.5 Hours of Service with the Company or an Affiliate or to perform at least five Hours of Service on each of eleven or more days or separate work shifts."



                                                  PULITZER INC.



     Dated:  July 24, 2002                        By: /s/ ALAN G. SILVERGLAT
           ------------------------------            --------------------------
                                                      Senior Vice-President-
                                                      Finance